EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2018
Retirement Benefits [Abstract]
EMPLOYEE BENEFIT PLANS
17.	EMPLOYEE BENEFIT PLANS

The Group has obligations to make the required contributions with respect to the below defined contribution retirement benefits schemes.

The Group operates defined contribution fund schemes, which allow eligible employees to participate in defined contribution plans (the “Defined Contribution Fund Schemes”). The Group either contributes a fixed percentage of the eligible employees’ relevant income, a fixed amount or an amount which matches the contributions of the employees up to a certain percentage of relevant income to the Defined Contribution Fund Schemes. The Group’s contributions to the Defined Contribution Fund Schemes are vested with employees in accordance to a vesting schedule, achieving full vesting 10 years from the date of employment. The Defined Contribution Fund Schemes were established under trusts with the fund assets being held separately from those of the Group by independent trustees.

Employees employed by the Group in Macau and the Philippines are members of government-managed social security fund schemes (the “Social Security Fund Schemes”), which are operated by the respective governments. The Group is required to pay a monthly fixed contribution or certain percentage of the employees’ relevant income and meet the minimum mandatory requirements of the respective Social Security Fund Schemes to fund the benefits.

During the years ended December 31, 2018, 2017 and 2016, the Group’s contributions into the defined contribution retirement benefits schemes were $22,223, $21,853 and $16,105, respectively.